SMITH BREEDEN EQUITY MARKET PLUS FUND
===============================================================================

                               PERFORMANCE REVIEW

     The Smith Breeden Equity Market Plus Fund provided a total return of 45.71% in the year ending March 31, 1998. The S&P 500 return for the same period was 48.00%. The one-year return on the average Growth and Income Fund was 41.23%, as measured by Morningstar. This placed the fund in the top 30% of the Growth and Income category. The five-year return on the Fund was 22.89%, versus 22.38% for the S&P 500 and 19.31% for the average Growth and Income fund. Since the Fund's inception on June 30, 1992, its return has exceeded that of the S&P 500 by 1.08% on an annualized basis. The graph below plots the Fund's return versus its benchmark and versus the average return of Growth and Income Funds, as measured by Morningstar.

(graph appears here with the following plot points)


                    CHANGE IN VALUE OF A $10,000 INVESTMENT

Cumulative Returns (%)-Period Ended March 31, 1998 (1)

                                                            Since
                                                          Inception
                                        1 yr      5 yr     6/30/92
                                        ----      ----     -------
Smith Breeden Equity Market Plus Fund   45.71     22.89     22.85
Morningstar Avg. Growth & Income        41.23     19.31     19.18
S & P 500                               48.00     22.38     21.77


Fund Name                   Sep-92    Dec-92    Mar-93    Jun-93      Sep-93     Dec-93      Mar-94     Jun-94      Sep-94
---------                   ------    ------    ------    ------      ------     ------      ------     ------      ------
Obj: Growth and Income       1.281     1.473     2.462     0.403      -0.157      2.053      -4.188     -2.348      -2.283
                              2.62%     8.49%    13.37%    14.05%      17.89%     20.52%      16.54%     16.27%      21.23%
                           $10,262   $10,849   $11,337   $11,405     $11,789    $12,052     $11,654    $11,627     $12,123

Equity Market Plus            1.58%     1.07%     2.56%     0.43%      -0.66%      1.27%      -5.45%     -2.48%      -2.09%
                              5.23%    10.54%    16.52%    18.10%      21.63%     25.15%      19.07%     19.29%      25.13%
                           $10,523   $11,054   $11,652   $11,810     $12,163    $12,515     $11,907    $11,929     $12,513

S&P 500                       1.18%     1.23%     2.11%     0.29%      -0.79%      1.21%      -4.36%     -2.45%      -2.44%
                              3.16%     8.36%    13.09%    13.63%      16.54%     19.25%      14.71%     15.20%      20.83%
                           $10,316   $10,836   $11,309   $11,363     $11,654    $11,925     $11,471    $11,520     $12,083



Fund Name                   Dec-94      Mar-95     Jun-95      Sep-95      Dec-95     Mar-96      Jun-96     Sep-96      Dec-96
---------                   ------      ------     ------      ------      ------     ------      ------     ------      ------
Obj: Growth and Income       1.099       2.585      2.145       3.262       1.691      1.203      -0.22       4.842      -1.253
                             19.45%      29.34%     39.82%      50.13%      57.62%     66.40%      72.03%     77.27%      90.72%
                           $11,945     $12,934    $13,982     $15,013     $15,762    $16,640     $17,203    $17,727     $19,072

Equity Market Plus            2.16%       2.98%      1.54%       4.41%       1.33%      1.15%       1.12%      5.61%      -1.49%
                             27.45%      39.53%     52.39%      66.00%      74.30%     84.59%      93.50%     99.03%     116.77%
                           $12,745     $13,953    $15,239     $16,600     $17,430    $18,459     $19,350    $19,903     $21,677

S&P 500                       1.49%       2.95%      2.32%       4.22%       1.93%      0.96%       0.38%      5.63%      -1.98%
                             20.82%      32.58%     45.23%      56.78%      66.22%     75.14%      83.00%     88.67%     104.41%
                           $12,082     $13,258    $14,523     $15,678     $16,622    $17,514     $18,300    $18,867     $20,441



Fund Name                  Mar-97      YTD        1YR        3YR         LIFE
---------                  ------      ---        ---        ---         ----
Obj: Growth and Income     -3.749
                            93.20%    1.30%     16.10%      18.35%     14.87%
                          $19,320

Equity Market Plus          -3.98%
                           124.11%
                          $22,411

S&P 500                     -4.11%
                           109.88%
                          $20,988


             Morning.                 EQ+            S&P
             --------                 ---            ---
     6/30/92        $10,000         $10,000        $10,000
     9/30/92        $10,263         $10,523        $10,316
    12/31/92        $10,855         $11,054        $10,836
     3/31/93        $11,343         $11,652        $11,309
     6/30/93        $11,420         $11,810        $11,363
     9/30/93        $11,808         $12,163        $11,654
    12/31/93        $12,070         $12,515        $11,925
     3/31/94        $11,671         $11,907        $11,471
     6/30/94        $11,647         $11,929        $11,520
     9/30/94        $12,144         $12,513        $12,083
    12/31/94        $11,969         $12,745        $12,082
     3/31/95        $12,963         $13,953        $13,258
     6/30/95        $14,015         $15,239        $14,523
     9/30/95        $15,053         $16,600        $15,678
    12/31/95        $15,808         $17,430        $16,622
     3/31/96        $16,690         $18,459        $17,514
     6/30/96        $17,263         $19,350        $18,300
     9/30/96        $17,799         $19,903        $18,867
    12/31/96        $19,153         $21,677        $20,441
     3/31/97        $19,416         $22,411        $20,988
     6/30/97        $22,272         $26,217        $24,653
     9/30/97        $24,199         $28,033        $26,500
    12/31/97        $24,486         $28,676        $27,261
     3/31/98        $27,421         $32,655        $31,063


(1) Fund Returns are net of fees and sales charges. Index returns are market returns without deduction of fees or rebalancing transaction costs.

               Past performance is no guarantee of future results.



     With strong growth in the economy, average earnings for companies in the S&P 500 grew by about 8% in the year to March 31, 1998. This level of earnings growth is in line with the average annual growth in earnings for recent decades. The factor primarily responsible for the outstanding stock market performance was the decline in interest rates. The yield on the thirty-year U.S. Treasury Bond fell from 7.09% at March 31, 1997 to 5.94% at March 31, 1998. An investment in stocks is in some respects similar to an investment in a long-term bond: with both, the investor is buying a series of future cash flows. In the case of bonds, the investor is buying future coupon payments. In the case of stocks, the investor buys future earnings of the company. When interest rates fall, the bond investor is willing to pay more for future coupon payments. Likewise when interest rates fall, the stock investor is willing to pay more for future earnings, and so the price of stocks generally rises.

     The Equity Market Plus Fund invests in a combination of fixed income securities and S&P 500 Index futures contracts. The return on S&P 500 futures contracts generally tracks the return on the S&P 500 index, less an implied funding cost. The advantage in using futures is that no initial investment is required to purchase a futures contract, beyond the requirement to deposit cash or Treasury Bills worth about 4% of the value of the contract with the broker. This leaves 96% of the Fund's assets available for investment in other securities. The objective of the fixed-income segment of the Fund is to provide a return, after expenses, exceeding the implied funding cost of the futures contracts.

SMITH BREEDEN EQUITY MARKET PLUS FUND
===============================================================================

     We invested the fixed-income segment of the fund in a combination of fixed-rate mortgages, adjustable-rate mortgages and money-market investments. In addition, interest rate futures and options were used to reduce the interest rate risk of the fixed income segment to a cash-equivalent level. We held the weighting in fixed-rate mortgages, which have higher prepayment risk than adjustable-rate mortgages, below 20% of assets through late 1997. As mortgage prices adjusted to reflect the higher prepayment risk created by the fall in interest rates, the fixed-rate sector became relatively more attractive, and we increased the fund holdings to 38% of net assets as of March 31, 1998. The level of cash in the fund remained at about 20% during the year.

     The Fund grew by a factor of ten in the year, with net assets rising from $13 million at March 31, 1997 to $136 million at March 31, 1998. The Fund was successful in investing those large new inflows quickly at a very competitive rate of return.




SMITH BREEDEN EQUITY MARKET PLUS FUND
===================================================================================================================================
SCHEDULE OF INVESTMENTS                                                                            MARCH 31, 1998

                                                                                                                 Market
   Face Amount           Security                                                                                Value
  -------------          --------                                                                              ----------

                         U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 79.41%
                         Freddie Mac -- 22.72% (1)
                         FH Gold
    $3,000,000           6.00%, due date to be announced...............................................        $2,956,523
    20,000,000           6.50%, due date to be announced...............................................        20,073,437
     8,032,880           6.50%, due 4/1/13 to 12/1/27..................................................         7,954,493
        69,434           9.50%, due 7/1/02.............................................................            71,785
                                                                                                              -----------
                                                                                                               31,056,238
                                                                                                              -----------
                         Fannie Mae -- 7.82% (1)
                         FN
    10,000,000           7.00%, due date to be announced...............................................        10,087,891
        90,361           12.50%, due 9/1/12............................................................           103,883
        62,799           13.50%, due 1/1/15............................................................            73,181
                         FN ARM
       411,705           7.732%, due 9/1/18............................................................           428,714
                                                                                                               ----------
                                                                                                               10,693,669
                                                                                                               ----------
                         Government National Mortgage Association -- 45.70% (1)
                         GNMA
     5,000,000           7.00%, due 3/15/28............................................................         5,053,730
     4,796,293           7.50%, due 9/15/27 to 12/15/27................................................         4,920,882
                         GNMA ARM
    22,500,292           5.00%, due 1/20/28 to 3/20/28.................................................        22,392,086
     3,000,000           5.00%, due date to be announced...............................................         2,984,531
    18,830,860           5.50%, due 10/20/27 to 3/20/28................................................        18,938,435
     4,928,547           6.00%, due 1/20/28............................................................         5,000,207
     1,678,743           7.00%, due 2/20/16 to 9/20/22.................................................         1,722,673
     1,403,411           7.375%, due 5/20/16 to 5/20/22................................................         1,442,494
                                                                                                               ----------
                                                                                                               62,455,038
                                                                                                               ----------
                         U.S. Treasury Obligations -- 3.17% (2)
       400,000           5.11% Bill, due 8/20/98 (3)...................................................           392,026
       800,000           5.14% Bill, due 10/15/98 (3)..................................................           777,717
       750,000           5.20% Bill, due 5/28/98 (3)...................................................           743,825
       500,000           5.25% Bill, due 8/20/98 (3)...................................................           490,032
       100,000           5.32% Bill, due 5/28/98 (3)...................................................            99,200
       830,000           5.52% Bill, due 5/28/98 (3)...................................................           823,363
     1,000,000           5.50% Note, due 11/15/98 (3)..................................................         1,000,000
                                                                                                              -----------
                                                                                                                4,326,163
                                                                                                              -----------
                         TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                         (Cost $108,614,137)...........................................................       108,531,108
                                                                                                              -----------





SMITH BREEDEN EQUITY MARKET PLUS FUND
====================================================================================================================================
SCHEDULE OF INVESTMENTS (continued)                                                                MARCH 31, 1998

                                                                                                                   Market
    Contracts       Security                                                                                        Value
  -----------       --------                                                                                   -----------
                    Options Contracts -- 0.09%
          115       Call on Ten-Year US Treasury Note Futures, expires 5/98, strike price
                     $114.0............................................................................            $28,751
           60       Call on Ten-Year US Treasury Note Futures, expires 5/98, strike price
                     $117.0............................................................................              1,875
           91       Put on Five-Year US Treasury Note Futures, expires 5/98, strike price
                     $107.5............................................................................             12,787
           60       Put on Five-Year US Treasury Note Futures, expires 5/98, strike price
                     $108.0............................................................................             14,053
          153       Put on Five-Year US Treasury Note Futures, expires 5/98, strike price
                     $108.5............................................................................             59,766
                                                                                                               -----------
                    Total Options Contracts (Cost $211,000)............................................            117,252
                                                                                                               -----------
                    Total Investments (Cost $108,825,137)--78.50%......................................        108,648,360
Face Amount         Repurchase Agreements -- 44.63%
-----------

  $33,500,000       Merrill Lynch, 5.84%, due 4/6/99 dated 3/30/98.....................................         33,500,000
   27,500,000       Dresdner Kleinworth Benson, 5.80%, due 4/2/98 dated 3/26/98........................         27,500,000
                                                                                                              ------------
                                                                                                                61,000,000
                                                                                                              ------------
                    Liabilities, Less Cash and Other Assets -- (24.13%)................................        (32,980,921)
                                                                                                              -------------
                    NET ASSETS -- 100.00%..............................................................       $138,667,439
                                                                                                              ============


(1) Mortgage-backed obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity. ARMs have coupon rates that adjust periodically. The interest rate shown is the rate in effect at March 31, 1998. The adjusted rate is determined by adding a spread to a specified index.

(2) The interest rate shown for U.S. Treasury Bills is the discount rate paid at the time of purchase by the Fund.

(3) Security is held as collateral by Carr Futures, Inc.

Portfolio Abbreviations:
     ARM -- Adjustable-Rate Mortgage
      FH -- Freddie Mac
      FN -- Fannie Mae
    GNMA -- Government National Mortgage Association




===================================================================================================================================

   The accompanying notes are an integral part of these financial statements.






SMITH BREEDEN EQUITY MARKET PLUS FUND
================================================================================================================================
STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1998

Assets
  Investments at market value (identified cost $108,825,137) (Note 1).................................         $108,648,360
  Cash................................................................................................              118,315
  Repurchase Agreements (Cost $61,000,000) (Note 1)...................................................           61,000,000
  Receivables:
    Variation margin on futures contracts (Note 2)....................................................            1,644,132
    Subscriptions.....................................................................................            1,231,913
    Interest..........................................................................................              483,578
    Maturities........................................................................................                1,096
    Securities sold...................................................................................           10,152,396
  Other Assets........................................................................................               11,697
                                                                                                               ------------
    Total Assets......................................................................................          183,291,487
                                                                                                               ------------

Liabilities
  Payables:
    Redemptions.......................................................................................               78,039
    Securities purchased..............................................................................           46,395,547
  Due to Advisor (Note 3).............................................................................               46,231
  Accrued expenses....................................................................................              104,231
                                                                                                                -----------
    Total Liabilities.................................................................................           46,624,048
                                                                                                                -----------

Net Assets
  (Applicable to outstanding shares of 8,107,634; unlimited number of shares of beneficial
    interest authorized; no stated par)...............................................................         $136,667,439
                                                                                                               ============
  Net asset value, offering price and redemption price per share ($136,667,439 / 8,107,634)                          $16.86
                                                                                                               ============


Source of Net Assets
  Paid in capital.....................................................................................         $119,446,947
  Undistributed net investment income.................................................................              312,398
  Accumulated net realized gain on investments........................................................            7,822,813
  Net unrealized appreciation of investments..........................................................            9,085,281
                                                                                                               ------------
    Net Assets........................................................................................         $136,667,439
                                                                                                               ============









===================================================================================================================================

The accompanying notes are an integral part of these financial statements.




SMITH BREEDEN EQUITY MARKET PLUS FUND
==================================================================================================================================
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1998

Investment Income
  Interest and discount earned, net of premium amortization (Note 1)................................           $3,441,096
Expenses
  Advisory fees (Note 3)............................................................................              423,706
  Accounting and pricing services fees..............................................................               42,554
  Custodian fees....................................................................................               30,546
  Audit and tax preparation fees....................................................................               24,323
  Legal fees........................................................................................               19,115
  Amortization of organization expenses (Note 1)....................................................                6,929
  Transfer agent fees...............................................................................               78,658
  Registration fees.................................................................................               78,391
  Trustees fees and expenses........................................................................               30,267
  Insurance expense.................................................................................                9,338
  Other.............................................................................................                3,881
                                                                                                               ----------
     Total Expenses Before Reimbursement............................................................              747,708
     Expenses reimbursed by Advisor (Note 3)........................................................            (215,049)
                                                                                                               ----------
     Net Expenses...................................................................................              532,659
                                                                                                               ----------
     Net Investment Income..........................................................................            2,908,437
                                                                                                               ----------

Realized and Unrealized Gain on Investments
  Net realized gain on investments..................................................................            9,514,596
  Change in unrealized appreciation (depreciation) of investments...................................            9,573,592
                                                                                                              -----------
  Net realized and unrealized gain on investments...................................................           19,088,188
                                                                                                              -----------
  Net increase in net assets resulting from operations..............................................          $21,996,625
                                                                                                              ===========





===================================================================================================================================


The accompanying notes are an integral part of these financial statements.




SMITH BREEDEN EQUITY MARKET PLUS FUND
====================================================================================================================================
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         Year Ended           Year Ended
                                                                                       March 31, 1998       March 31, 1997
                                                                                       --------------       ---------------
Operations
  Net investment income............................................................        $2,908,437            $406,086
  Net realized gain on investments.................................................         9,514,596           1,374,343
  Change in unrealized appreciation (depreciation) of investments..................         9,573,592            (526,585)
                                                                                       --------------       -------------
  Net increase in net assets resulting from operations.............................        21,996,625           1,253,844
                                                                                       --------------       -------------

Distributions to Shareholders
  Dividends from net investment income.............................................        (2,632,273)          (382,446)
  Distributions from net realized gains on investments.............................        (2,556,880)          (808,371)
                                                                                       --------------      --------------
  Total distributions..............................................................        (5,189,153)        (1,190,817)
                                                                                       ---------------     -------------

Capital Share Transactions
  Shares sold......................................................................       123,373,056           8,844,701
  Shares issued on reinvestment of distributions...................................         4,918,950           1,125,870
  Shares redeemed..................................................................       (21,939,416)         (1,292,755)
                                                                                       ---------------      -------------
  Increase in net assets resulting from capital share transactions (a).............       106,352,590           8,677,816
                                                                                       --------------       -------------
    Total Increase in Net Assets...................................................       123,160,062           8,740,843


Net Assets
  Beginning of period..............................................................        13,507,377           4,766,534
                                                                                       --------------        ------------
  End of period....................................................................      $136,667,439         $13,507,377
                                                                                       ==============        ============


(a) Transactions in capital shares were as follows:
  Shares sold.......................................................................         8,130,007             695,525
  Shares issued on reinvestment of distributions....................................           330,714              93,492
  Shares redeemed...................................................................        (1,428,596)           (102,037)
                                                                                        --------------        ------------
  Net increase......................................................................         7,032,125             686,980
  Beginning balance.................................................................         1,075,509             388,529
                                                                                        --------------        ------------
  Ending balance....................................................................         8,107,634           1,075,509
                                                                                        ==============        ============




===================================================================================================================================

The accompanying notes are an integral part of these financial statements.



SMITH BREEDEN EQUITY MARKET PLUS FUND
===================================================================================================================================
FINANCIAL HIGHLIGHTS

The following average per share data, ratios and supplemental information has been derived from information provided in the financial statements.

                                      Year             Year            Year           Year           Year          Period
                                      Ended           Ended            Ended          Ended          Ended          Ended
                                    March 31,       March 31,        March 31,      March 31,      March 31,      March 31,
                                     1998             1997            1996           1995           1994         1993 (1)
                                   ----------      -----------      -----------    -----------    -----------  ------------
Net Asset Value, Beginning
 of Period.....................        $12.56          $12.27         $10.84           $9.88         $10.85       $10.00
                                       ------          ------         ------           -----         ------       ------

 INCOME FROM INVESTMENT
   OPERATIONS
 Net investment income.........         0.591            0.592          0.615          0.568           0.476       0.355
 Net realized and
   unrealized gain (loss) on
   investments.................         4.940            1.813          2.768          1.081          (0.216)      1.281
                                        -----            -----          -----          -----          -------      -----

 Total from investment
   operations..................         5.531            2.405          3.383          1.649           0.260       1.636
 LESS DISTRIBUTIONS
 Dividends from net
   investment income...........        (0.586)          (0.590)        (0.583)        (0.568)         (0.472)      (0.311)
 Dividends in excess of net
   investment income...........            --               --             --         (0.001)             --           --
 Distributions from net
   realized gains on
   investments.................        (0.645)          (1.525)        (1.370)        (0.047)         (0.701)      (0.420)
 Distributions in excess of
   net realized gains on
   investments.................            --               --             --         (0.073)         (0.057)      (0.055)
                                       ------           ------         ------         -------         -------      -------
   Total distributions.........        (1.231)          (2.115)        (1.953)        (0.689)         (1.230)      (0.786)
                                       -------          -------        -------        -------         -------      -------

Net Asset Value, End of
 Period........................        $16.86          $12.56          $12.27          $10.84          $9.88       $10.85
                                       ------          ------         -------         -------         -----       -------
Total Return...................         45.71%          21.41%          32.30%          17.18%          2.19%       16.52%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period.....  $136,667,439     $13,507,377      $4,766,534      $2,107,346     $1,760,519     $903,846
 Ratio of expenses to
   average net assets..........          0.88%           0.88%           0.90%          0.90%          0.90%        0.57%*
 Ratio of net investment
   income to average net
   assets......................          4.79%           5.30%           5.53%          7.44%          8.02%         5.28%*
 Portfolio turnover rate.......           424%            182%            107%           120%           119%          271%
 Ratio of expenses to
   average net assets
   before reimbursement of
   expenses by the Advisor               1.23%           2.60%           4.58%          7.75%          7.08%        28.48%*
 Ratio of net investment
   income to average net
   assets before
   reimbursement of
   expenses by the Advisor               4.44%           3.58%           1.85%          0.59%          1.84%       -22.63%*

-------------------------
(1) Commenced operations June 30, 1992.

* Annualized

====================================================================================================================================
   The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN EQUITY MARKET PLUS FUND
===============================================================================
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

The Smith Breeden Trust (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund offers shares in two series: the Smith Breeden Equity Market Plus Fund (the "Fund", formerly the Smith Breeden Equity Plus Fund) and the Smith Breeden Financial Services Fund. The following is a summary of accounting policies consistently followed by the Fund.

A. Security Valuation: Portfolio securities are valued at the current market value provided by a pricing service, or by a bank or broker/dealer experienced in such matters when over-the-counter market quotations are readily available. Securities and other assets for which market prices are not readily available are valued at fair market value as determined in accordance with procedures approved by the Board of Trustees.

B. Repurchase Agreements: Repurchase agreements may be entered into with member banks of the Federal Reserve System with total assets in excess of $500 million, and securities dealers, provided that such banks or dealers meet the credit guidelines of the Fund's Board of Trustees. In a repurchase agreement, the Fund acquires securities from a third party, with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. The Fund's custodian maintains control or custody of the securities collateralizing the repurchase agreement until maturity. The value of the collateral is monitored daily, and, if necessary, additional collateral is received to ensure that the market value of the collateral remains sufficient to protect the Fund in the event of the seller's default. However, in the event of default or bankruptcy of the seller, the Fund's right to the collateral may be subject to legal proceedings.

C. Reverse Repurchase Agreements: A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. Additional assets are maintained in a segregated account with the custodian, and are marked to market daily. The segregated assets may consist of cash, U.S. Government securities, or other liquid high-grade debt obligations equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities.

D. Dollar Roll Agreements: A dollar roll is an agreement to sell securities for delivery in the current month and to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, principal and interest paid on these securities are not received. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by earnings on the cash proceeds of the initial sale.

E. Distributions and Taxes: Dividends to shareholders are recorded on the ex-dividend date. The Fund intends to continue to qualify for and elect the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code, thereby relieving the Fund of Federal income taxes. To so qualify, the Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, less any available capital loss carryforward. As of March 31, 1998, the Fund had no net capital loss carryforward.

F. Securities Transactions, Investment Income and Expenses: Interest income is accrued daily, and includes net amortization from the purchase of fixed-income securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Securities transactions are recorded on the trade date. Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

Expenses are accrued daily. Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets of the Trust. Other expenses are charged to each fund on a specific identification basis.

G. Deferred Organization Expenses: Deferred organization expenses are being amortized on a straight-line basis over five years.

SMITH BREEDEN EQUITY MARKET PLUS FUND
================================================================================
NOTES TO FINANCIAL STATEMENTS (continued)

1. SIGNIFICANT ACCOUNTING POLICIES -- Continued H. Accounting Estimates: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. FINANCIAL INSTRUMENTS

A.  Derivative  Financial  Instruments  Held or Issued for  Purposes  other than
Trading: The Fund uses interest rate futures contracts for risk management purposes in order to reduce fluctuations in the Fund's net asset value relative to its targeted option-adjusted duration. On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments equal the daily changes in the contract value and are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures transactions involve costs and may result in losses. The effective use of futures depends on the Fund's ability to close futures positions at times when the Fund's Advisor deems it desirable to do so. The use of futures also involves the risk of imperfect correlation among movements in the values of the securities underlying the futures purchased and sold by the Fund, of the futures contract itself, and of the securities which are the subject of a hedge.

The Fund had the following open futures contracts as of March 31, 1998:

                                            Number of                               Expiration               Unrealized
Type                                        Contracts          Position                Month                 Gain/(Loss)
----                                        ---------          --------           -----------                ------------

3 Month Eurodollar....................          210             Long           June, 1998                        $(48,195)
3 Month Eurodollar....................         (103)            Short          September, 1998                    (53,501)
3 Month Eurodollar....................          (85)            Short          March, 1999                        (45,358)
3 Month Eurodollar....................         (108)            Short          September, 1999                    (65,261)
3 Month Eurodollar....................          (56)            Short          March, 2000                        (55,152)
3 Month Eurodollar....................         (109)            Short          September, 2000                    (72,265)
3 Month Eurodollar....................          (45)            Short          March, 2001                        (54,378)
3 Month Eurodollar....................         (105)            Short          September, 2001                    (86,272)
3 Month Eurodollar....................          (32)            Short          March, 2002                         (9,894)
3 Month Eurodollar....................          (99)            Short          September, 2002                      5,729
3 Month Eurodollar....................          (24)            Short          March, 2003                         (1,458)
3 Month Eurodollar....................          (15)            Short          March, 2004                          3,683
3 Month Eurodollar....................          (14)            Short          March, 2005                          2,737
5 Year Treasury.......................          (51)            Short          June, 1998                          24,177
10 Year Treasury......................          (28)            Short          June, 1998                          25,374
                                                                                                               ----------
                                                                               Total                           $(430,034)
                                                                                                               ==========

                                       34



SMITH BREEDEN EQUITY MARKET PLUS FUND
===================================================================================================================================
NOTES TO FINANCIAL STATEMENTS (continued)

B. Derivative  Financial  Instruments Held or Issued for Trading  Purposes:  The
Fund invests in futures contracts on the S&P 500 Index whose returns are expected to track movements in the S&P 500 Index.

The Fund had the following open futures contracts on the S&P 500 Index as of March 31, 1998:

                                 Number of                                 Expiration               Unrealized
Type                             Contracts            Position              Month                       Gain
-----                            ----------           --------          -------------                 ---------
S&P 500....................        202                  Long             June, 1998                   $4,923,564
S&P 500....................        297                  Long             September, 1998               4,768,528
                                                                                                      -----------
                                                                         Total                        $9,692,092
                                                                                                      ==========

The aggregate market value of investments pledged to cover margin requirements for the open positions at March 31, 1998 was $4,326,163.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Smith Breeden Associates, Inc. (the "Advisor"), a registered Investment Advisor, provides the Fund with investment management services. As compensation for these services, the Fund pays the Advisor a fee computed daily and payable monthly, at an annual rate equal to 0.70% of the Fund's average daily net assets.

The Advisor has voluntarily agreed to reduce or otherwise limit the expenses of the Fund to 0.88% of the Fund's average daily net assets. This voluntary agreement may be terminated or modified at any time by the Advisor in its sole discretion, except that the Advisor has agreed to limit expenses of the Fund to 0.88% through August 1, 1998. For the year ended March 31, 1998, the Advisor received fees of $423,706 and reimbursed the Fund $215,049.

The Fund has adopted a Distribution and Services Plan (the "Plan") under Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to permit the Advisor to compensate investment dealers and other persons involved in servicing shareholder accounts for services provided and expenses incurred in promoting the sale of shares of the Fund, reducing redemptions, or otherwise maintaining or improving services provided to shareholders by such dealers or other persons. The Plan provides for payments by the Advisor, out of the advisory fee to dealers and other persons at the annual rate of up to 0.25% of the Fund's average net assets, subject to the authority of the Trustees of the Fund, to reduce the amount of payments permitted under the Plan or to suspend the Plan for such periods as they may determine. Subject to these limitations, the Advisor shall determine the amount of such payments and the purposes for which they are made.

Certain officers and trustees of the Fund are also officers and directors of the Advisor.

4. INVESTMENT TRANSACTIONS

During the year ended March 31, 1998, purchases and proceeds from sales of securities, other than short-term investments, aggregated $297,189,593 and $202,355,199, respectively. The cost of securities for federal income tax purposes is $108,825,137.
Net unrealized depreciation of investments and futures contracts consists of:

        Gross unrealized appreciation                      $10,045,826
        Gross unrealized depreciation                         (960,545)
                                                           -----------
        Net unrealized depreciation                         $9,085,281
                                                           ===========

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, Smith Breeden Equity Market Plus Fund of the Smith Breeden Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of the Smith Breeden Equity Market Plus Fund (formerly "Equity Plus Fund") of the Smith Breeden Series Trust (the "Fund") as of March 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March
31, 1998 by correspondence with the custodian and brokers, and where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Smith Breeden Equity Market Plus Fund of the Smith Breeden Series Trust as of March 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
May 15, 1998
                                       36

SMITH BREEDEN FINANCIAL SERVICES FUND
===============================================================================

                               PERFORMANCE REVIEW

    Since it commenced operations on December 22, 1997, through March 31, 1998, The Smith Breeden Financial Services Fund generated a total return of 11.78%. The return on the Lipper Analytical Financial Services Fund Index was 12.02% for the same period. The graph below shows the return on the Fund as compared to an investment in the funds underlying the Lipper Analytical Index and in the S&P 500.


(graph appears here with the following plot points)

                    CHANGE IN VALUE OF A $10,000 INVESTMENT

Cumulative Returns (%)-Period Ended March 31, 1998 (1)

                                                    Since
                                                  Inception
                                                  12/22/97
Smith Breeden Financial Services Fund               11.78
Lipper Fin. Svs. Fund Index                         12.02
S & P 500                                           16.01


                                   12/22/97  12/31/97  01/31/98  02/98/98  03/31/98
Lipper Fin. Svs. Fund Index        10,000     10,201    9,849     10,646    11,202
Smith Breeden Financial Services   10,000     10,100    9,544     10,344    11,178
S & P 500                          10,000     10,181   10,293     11,036    11,601

    January proved to be a difficult month, with the stocks of money-center banks suffering from fears that earnings would be weak due to the effect of the Asian financial crisis. We weighted this sector relatively heavily in the Fund on the belief that the ongoing consolidation and restructuring in the industry would particularly benefit those stocks. Reported earnings in fact showed little effect from Asia, and the sector recovered rapidly.

    The stocks contributing the most to the total return of the Fund in the first quarter of 1998 were, in order: H.F. Ahmanson, Chase Manhattan Bank, Banc One, and Lehman Brothers.

    H.F. Ahmanson announced a merger with Washington Mutual Savings in March. The market received news of the merger, which will create a dominant thrift in the Northwest, very favorably. Ahmanson's stock rose 16.2% in the quarter. The Fund owned both Ahmanson and Washington Mutual stock, and together they accounted for about 16% of gains generated in the period.

    Chase Manhattan Bank suffered from the "Asian flu" in January, but it posted earnings which were stronger than expected while also announcing a major restructuring, and the stock quickly rallied. Chase stock gained 23.9% in the quarter, and accounted for about 10% of the total gains generated by the Fund.

SMITH BREEDEN FINANCIAL SERVICES FUND
===============================================================================

    Banc One is a "super-regional" bank, which has grown in the past through acquisition of local banking franchises. The bank announced a major change in its management approach in the quarter. Where formerly it operated as a loose alliance of local banks, it proposed to reorganize around lines of business. Banc One accounted for 8% of gains in the Fund and rose 28.9% in the quarter.

    Lehman Brothers is a dominant firm in bond underwriting. Corporations have been issuing new debt at record levels and Lehman was a major beneficiary, with its stock climbing 47%. Lehman Brothers accounted for 7% of the Fund's gains.

    The U.S. financial services industry is undergoing a secular change, which we believe will continue to create opportunities for management to enhance shareholder value. The forces driving this change include the repeal of depression-era regulations, the on-going effort to enhance returns from the industry's huge investment in information technology, and a shift from interest income to fee-based income. We believe this process will allow valuations of firms in the industry to rise relative to the stock market as a whole, and consequently for the sector to provide superior risk-adjusted returns to investors.


SMITH BREEDEN FINANCIAL SERVICES FUND
===================================================================================================================================
SCHEDULE OF INVESTMENTS                                                                            MARCH 31, 1998

                                                                                                                 Market
      Shares           Security                                                                                    Value
      ------           ---------                                                                                 --------
                       EQUITY HOLDINGS -- 98.4%
                       Commercial Banking -- 33.7%
         6,000         Crestar Financial Corp............................................................        $354,750
         3,200         Fleet Financial Group, Inc........................................................         272,200
         7,000         KeyCorp...........................................................................         264,687
        10,000         Mercantile Bancorporation.........................................................         548,125
        14,000         Pacific Century Financial Corp....................................................         333,375
         6,000         PNC Bank Corp.....................................................................         359,625
         1,000         Wells Fargo & Co..................................................................         331,250
                                                                                                               ----------
                                                                                                                2,464,012
                                                                                                               ----------
                       Investment Banking and Brokerage -- 4.1%
         4,000         Lehman Brothers, Inc..............................................................         299,500
                                                                                                               ----------
                                                                                                                  299,500
                                                                                                               ----------
                       Money Center Banking -- 27.7%
         4,950         Banc One Corp.....................................................................         313,088
         3,500         BankAmerica Corp..................................................................         289,188
         3,500         Chase Manhattan Corp..............................................................         472,062
         3,000         First Chicago NBD Corp............................................................         264,375
         2,400         J.P. Morgan & Co., Inc............................................................         322,350
         5,000         NationsBank Corp..................................................................         364,688
                                                                                                               ----------
                                                                                                                2,025,751
                                                                                                               ----------
                       Investment Management and Advisory -- 9.6%
     10,500 (2)        PIMCO Advisors Holdings LP........................................................         351,750
         5,000         Price (T. Rowe) Assoc., Inc.......................................................         351,875
                                                                                                               ----------
                                                                                                                  703,625
                                                                                                               ----------
                       Consumer Finance -- 3.8%
         2,000         Household International, Inc......................................................         275,500
                                                                                                               ----------
                                                                                                                  275,500
                                                                                                               ----------
                       Savings & Loans -- 19.5%
        17,000         FirstFed America Bancorp, Inc. (1)................................................         359,125
         3,500         Golden West Financial Corp........................................................         335,343
         4,200         HF Ahmanson & Co..................................................................         325,500
        12,000         Marion Capital Holdings, Inc......................................................         337,500
         6,700         Piedmont Bancorp, Inc.............................................................          72,025
                                                                                                                ---------
                                                                                                                1,429,493
                                                                                                                ---------
                       TOTAL EQUITY HOLDINGS (Cost $6,518,572)...........................................       7,197,881
                                                                                                                ---------
                       Cash and Other Assets Less Liabilities -- 1.6%....................................         118,835
                                                                                                                ---------
                       NET ASSETS -- 100.0%..............................................................      $7,316,716
                                                                                                               ==========

----------------

(1) Non-income producing security

(2) Limited partnership units

==================================================================================================================================

The accompanying notes are an integral part of these financial statements.




SMITH BREEDEN FINANCIAL SERVICES FUND
==================================================================================================================================
STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1998

Assets
  Investments at market value (identified cost $6,518,572) (Note 1)......................................        $7,197,881
  Cash...................................................................................................            17,488
  Receivables:
    Variation margin on futures contracts (Note 2).......................................................            18,250
    Subscriptions........................................................................................            15,000
    Dividends............................................................................................            13,153
    Due from Advisor (Note 3)............................................................................             2,987
    Securities sold......................................................................................            37,691
    Deferred organization expenses (Note 1)..............................................................             7,175
    Prepaid Expenses.....................................................................................            19,787
  Other Assets...........................................................................................             3,346
                                                                                                                 ----------
    Total Assets.........................................................................................         7,332,758
                                                                                                                 ----------

Liabilities
  Accrued expenses.......................................................................................            16,042
                                                                                                                  ---------
    Total Liabilities....................................................................................            16,042
                                                                                                                  ---------

Net Assets
  (Applicable to outstanding shares of 727,608; unlimited number of shares of beneficial
    interest authorized; no stated par)..................................................................        $7,316,716
                                                                                                                 ==========
  Net asset value, offering price and redemption price per share ($7,316,716 / 727,608) ...                      $    10.06
                                                                                                                 ==========

Source of Net Assets
  Paid in capital........................................................................................        $6,575,099
  Undistributed net investment income....................................................................            12,416
  Accumulated net realized gain on investments...........................................................            50,407
  Net unrealized appreciation of investments.............................................................           678,794
                                                                                                                 ----------
    Net Assets...........................................................................................        $7,316,716
                                                                                                                 ==========



===================================================================================================================================

The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN FINANCIAL SERVICES FUND
==============================================================================
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED MARCH 31, 1998

(COMMENCEMENT OF OPERATIONS WAS ON DECEMBER 22, 1997)

Investment Income
  Dividends and interest earned (Note 1).....................        $35,567
Expenses
  Advisory fees (Note 3).....................................          23,152
  Accounting and pricing services fees.......................           6,903
  Custodian fees.............................................           2,719
  Audit and tax preparation fees.............................           2,490
  Legal fees.................................................             931
  Amortization of organization expenses (Note 1).............             378
  Transfer agent fees........................................           6,696
  Registration fees..........................................           5,948
  Trustees fees and expenses.................................             456
  Insurance expense..........................................             293
  Other......................................................              51
                                                                    ---------
     Total Expenses Before Reimbursement.....................          50,017
     Expenses reimbursed by Advisor (Note 3).................        (26,865)
                                                                    ---------

     Net Expenses............................................          23,152
                                                                    ---------
     Net Investment Income...................................          12,415
                                                                    ---------

Realized and Unrealized Gain on Investments
  Net realized gain on investments...........................          50,408
  Net unrealized appreciation of investments.................         678,794
                                                                    ---------
  Net realized and unrealized gain on investments............         729,202
                                                                    ---------
  Net increase in net assets resulting from operations.......        $741,617
                                                                    =========






==============================================================================

The accompanying notes are an integral part of these financial statements.


SMITH BREEDEN FINANCIAL SERVICES FUND
====================================================================================================================
STATEMENT OF CHANGES IN NET ASSETS

                                                                                                        Period Ended
                                                                                                     March 31, 1998(1)
Operations
  Net investment income...........................................................................            $12,415
  Net realized gain on investments................................................................             50,408
  Net unrealized appreciation of investments......................................................            678,794
                                                                                                            ---------
  Net increase in net assets resulting from operations............................................            741,617
                                                                                                            ---------

Distributions to Shareholders
  Dividends from net investment income............................................................                 --
  Distributions from net realized gains on investments............................................                 --
                                                                                                            ---------
  Total distributions.............................................................................                 --
                                                                                                            ---------

Capital Share Transactions
  Shares sold.....................................................................................          6,588,508
  Shares issued on reinvestment of distributions..................................................                 --
  Shares redeemed.................................................................................            (13,409)
                                                                                                            ---------
  Increase in net assets resulting from capital share transactions (a)............................          6,575,099
                                                                                                            ---------
    Total Increase in Net Assets..................................................................          7,316,716
Net Assets
  Beginning of period.............................................................................                 --
                                                                                                           ----------
  End of period...................................................................................         $7,316,716
                                                                                                           ==========


(a) Transactions in capital shares were as follows:
   Shares sold....................................................................................           729,112
   Shares issued on reinvestment of distributions.................................................                --
   Shares redeemed................................................................................            (1,504)
                                                                                                           ----------
   Net increase.......................................................................................       727,608
   Beginning balance..................................................................................            --
                                                                                                           ---------
   Ending balance.....................................................................................       727,608
                                                                                                           =========


--------------------
(1) Commenced operations on December 22, 1997.

==================================================================================================================================

The accompanying notes are an integral part of these financial statements.


SMITH BREEDEN FINANCIAL SERVICES FUND
==================================================================================================================================
FINANCIAL HIGHLIGHTS

The following average per share data, ratios and supplemental information has been derived from information provided in the financial statements.

                                                                                                          Period Ended
                                                                                                       March 31, 1998 (1)
                                                                                                       ------------------

Net Asset Value, Beginning of Period...............................................................      $      9.00
                                                                                                         -----------

  INCOME FROM INVESTMENT OPERATIONS
  Net investment income............................................................................            0.017
  Net realized and unrealized gain (loss) on investments...........................................            1.043
                                                                                                         -----------
    Total from investment operations...............................................................            1.060
                                                                                                         -----------

  LESS DISTRIBUTIONS
  Dividends from net investment income.............................................................               --
  Dividends in excess of net investment income.....................................................               --
  Distributions from net realized gains on investments.............................................               --
  Distributions in excess of net realized gains on investments.....................................               --
                                                                                                          -----------
    Total distributions............................................................................               --
                                                                                                          -----------
Net Asset Value, End of Period.....................................................................      $     10.06
                                                                                                          -----------
Total Return.......................................................................................            11.78%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period........................................................................      $ 7,316,716
  Ratio of expenses to average net assets..........................................................             1.48%*
  Ratio of net investment income to average net assets.............................................             0.79%*
  Portfolio turnover rate..........................................................................               85%
  Ratio of expenses to average net assets before reimbursement of expenses by the
    Advisor........................................................................................             3.20%*
  Ratio of net investment income to average net assets before reimbursement of expenses
    by the Advisor.................................................................................            -0.92%*
  Average commission paid per share................................................................      $      0.09


---------------
(1) Commenced operations on December 22, 1997.

* Annualized
===================================================================================================================================
The accompanying notes are an integral part of these financial statements.

SMITH BREEDEN FINANCIAL SERVICES FUND
===============================================================================
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

The Smith Breeden Trust (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund offers shares in two series: the Smith Breeden Equity Market Plus Fund (formerly the Smith Breeden Equity Plus Fund) and the Smith Breeden Financial Services Fund (the "Fund"). The following is a summary of accounting policies consistently followed by the Fund.

A. Security Valuation: Portfolio securities are valued at the current market value provided by a pricing service, or by a bank or broker/dealer experienced in such matters when over-the-counter market quotations are readily available. Securities and other assets for which market prices are not readily available are valued at fair market value as determined in accordance with procedures approved by the Board of Trustees.

B. Repurchase Agreements: Repurchase agreements may be entered into with member banks of the Federal Reserve System with total assets in excess of $500 million, and securities dealers, provided that such banks or dealers meet the credit guidelines of the Fund's Board of Trustees. In a repurchase agreement, the Fund acquires securities from a third party, with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. The Fund's custodian maintains control or custody of the securities collateralizing the repurchase agreement until maturity. The value of the collateral is monitored daily, and, if necessary, additional collateral is received to ensure that the market value of the collateral remains sufficient to protect the Fund in the event of the seller's default. However, in the event of default or bankruptcy of the seller, the Fund's right to the collateral may be subject to legal proceedings.

C. Reverse Repurchase Agreements: A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. Additional assets are maintained in a segregated account with the custodian, and are marked to market daily. The segregated assets may consist of cash, U.S. Government securities, or other liquid high-grade debt obligations equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities.

D. Distributions and Taxes: Dividends to shareholders are recorded on the ex-dividend date. The Fund intends to continue to qualify for and elect the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code, thereby relieving the Fund of Federal income taxes. To so qualify, the Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, less any available capital loss carryforward. As of March 31, 1998, the Fund had no net capital loss carryforward.

E. Securities Transactions, Investment Income and Expenses: Securities transactions are recorded on the trade date. Interest income is accrued daily, and includes net amortization from the purchase of fixed-income securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

Expense are accrued daily. Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets of the Trust. Other expenses are charged to each fund on a specific identification basis.

F. Deferred Organization Expenses: Deferred organization expenses are being amortized on a straight-line basis over five years.

G. Accounting Estimates: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

SMITH BREEDEN FINANCIAL SERVICES FUND
================================================================================
NOTES TO FINANCIAL STATEMENTS (continued)

2. FINANCIAL INSTRUMENTS

A.  Derivative  Financial  Instruments  Held or Issued for  Purposes  other than
Trading: The Fund uses equity index futures contracts for risk management purposes in order to manage the Fund's equity-market risk relative to its benchmark. On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments equal the daily changes in the contract value and are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures transactions involve costs and may result in losses. The effective use of futures depends on the Fund's ability to close futures positions at times when the Fund's Advisor deems it desirable to do so. The use of futures also involves the risk of imperfect correlation among movements in the values of the securities underlying the futures purchased and sold by the Fund, of the futures contract itself, and of the securities which are the subject of a hedge.

The Fund had the following open futures contracts as of March 31, 1998:

                                 Number of                                Expiration             Unrealized
Type                             Contracts            Position                 Month             Gain/(Loss)
-----                           ----------            --------            ----------             -----------
S&P 500....................        (2)                  Short            June, 1998                   (515)
                                                                                                    -------
                                                                         Total                       $(515)
                                                                                                    =======

The value of assets required to cover margin requirements for the open positions at March 31, 1998 was $20,100.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Smith Breeden Associates, Inc. (the "Advisor"), a registered Investment Advisor, provides the Fund with investment management services. As compensation for these services, the Fund pays the Advisor a fee computed daily and payable monthly, at an annual rate equal to 1.50% of the Fund's average daily net assets.

The Advisor has voluntarily agreed to reduce or otherwise limit the expenses of the Fund to 1.50% of the Fund's average daily net assets. This voluntary agreement may be terminated or modified at any time by the Advisor in its sole discretion, except that the Advisor has agreed to limit expenses of the Fund to 1.50% through August 1, 1998. For the period ended March 31, 1998, the Advisor received fees of $23,152 and reimbursed the Fund $26,865.

The Fund has adopted a Distribution and Services Plan (the "Plan") under Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to permit the Advisor to compensate investment dealers and other persons involved in servicing shareholder accounts for services provided and expenses incurred in promoting the sale of shares of the Fund, reducing redemptions, or otherwise maintaining or improving services provided to shareholders by such dealers or other persons. The Plan provides for payments by the Advisor, out of the advisory fee to dealers and other persons at the annual rate of up to 0.25% of the Fund's average net assets, subject to the authority of the Trustees of the Fund, to reduce the amount of payments permitted under the Plan or to suspend the Plan for such periods as they may determine. Subject to these limitations, the Advisor shall determine the amount of such payments and the purposes for which they are made.

Certain officers and trustees of the Fund are also officers and directors of the Advisor.

SMITH BREEDEN FINANCIAL SERVICES FUND
===============================================================================
NOTES TO FINANCIAL STATEMENTS (continued)

4. INVESTMENT TRANSACTIONS

During the period ended March 31, 1998, purchases and proceeds from sales of securities, other than short-term investments, aggregated $11,371,913 and $5,031,366, respectively. The cost of securities for federal income tax purposes is $6,518,572. Net unrealized depreciation of investments and futures contracts consists of:

    Gross unrealized appreciation.............................        $693,282
    Gross unrealized depreciation.............................         (14,488)
                                                                      --------
    Net unrealized appreciation...............................        $678,794
                                                                      ========

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, Smith Breeden Financial Services Fund of the Smith Breeden Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of the Smith Breeden Financial Services Fund of the Smith Breeden Series Trust (the "Fund") as of March 31, 1998, and the related statements of operations, the statement of changes in net assets, and the financial highlights for the period December 22, 1997 (commencement of operations) to March 31, 1998. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March
31, 1998 by correspondence with the custodian and brokers, and where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Smith Breeden Financial Services Fund of the Smith Breeden Series Trust as of March 31 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
May 15, 1998